     Student Loan Finance Corporation
     Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
     Section 21 of the Servicing Agreement (Unaudited)

     Education Loans Incorporated
     Student Loan Asset-Backed Callable Notes, Series 1998-1
     Report for the Month Ended June 30, 1998

I.   Noteholder Information
     ----------------------

A.   Identification of Notes
     -----------------------


     Series    Description                                                Cusip #          Due Date
     --------------------------------------------------------------------------------------------------
     1998-1A   Senior Tax Exempt Auction Rate Notes...................... 28139WAB0....... June 1, 2020
     1998-1B   Senior Tax Exempt Auction Rate Notes...................... 28139WAC8....... June 1, 2020
     1998-1C   Senior Tax Exempt Auction Rate Notes...................... 28139WAD6....... June 1, 2020
     1998-1D   Senior Tax Exempt Auction Rate Notes...................... 28139WAE4....... June 1, 2020
     1998-1E   Senior Tax Exempt Auction Rate Notes...................... 28139WAF1....... June 1, 2020
     1998-1F   Senior Tax Exempt Fixed Rate Notes........................ 28139WAA2....... June 1, 2010
     1998-1F   Senior Tax Exempt Fixed Rate Notes........................ 28139WAG9....... June 1, 2020
     1998-1G   Senior Taxable Auction Rate Notes......................... 280907AF3....... June 1, 2020
     1998-1H   Senior Taxable Auction Rate Notes......................... 280907AG1....... June 1, 2020
     1998-1I   Senior Taxable LIBOR Rate Notes........................... 280907AH9....... June 1, 2002
     1998-1J   Senior Taxable LIBOR Rate Notes........................... 280907AJ5....... June 1, 2020
     1998-1K   Subordinate Tax Exempt Fixed Rate Notes................... 28139WAH7....... June 1, 2020
     1998-1L   Subordinate Taxable LIBOR Rate Notes...................... 280907AK2....... June 1, 2020

B.   Notification of Prepayments of LIBOR Rate Notes
     -----------------------------------------------


     Determination Date - July 27, 1998             Record Date - Aug. 2, 1998              Prepayment Date - Aug. 3, 1998
     ----------------------------------             --------------------------              ------------------------------

                                                  Aggregate Payments
                --------------------------------------------------------------------------------------           Principal
                                                   Carry-Over    Interest on Carry-                           Amount After
     Series         Principal          Interest       Amounts          Over Amounts              Total          Prepayment
     ---------------------------------------------------------------------------------------------------------------------
     1998-1I    $5,466,731.50     $  884,564.68         $0.00                 $0.00      $6,351,296.18     $160,395,185.00
     1998-1J             0.00      1,288,801.81          0.00                  0.00       1,288,801.81      239,600,000.00
     1998-1L       762,205.92        314,446.42          0.00                  0.00       1,076,652.34       55,769,460.64
                ----------------------------------------------------------------------------------------------------------
     Total      $6,228,937.42     $2,487,812.91         $0.00                 $0.00      $8,716,750.33     $455,764,645.64
                ==========================================================================================================

                                              Paymemt Per $100,000 Unit
                --------------------------------------------------------------------------------------    Principal Amount
                                                   Carry-Over    Interest on Carry-                      Per $100,000 Unit
     Series         Principal          Interest       Amounts          Over Amounts              Total    After Prepayment
     ---------------------------------------------------------------------------------------------------------------------
     1998-1I        $2,954.99           $478.14         $0.00                 $0.00          $3,433.13         $ 86,700.10
     1998-1J             0.00            537.90          0.00                  0.00             537.90          100,000.00
     1998-1L         1,287.51            531.16          0.00                  0.00           1,818.67           94,205.17


                   Applicable         Principal
                Interest Rate      Factor After
     Series          On Notes        Prepayment
     ------------------------------------------
     1998-1I        5.81797%        0.8670010
     1998-1J        5.86797%        1.0000000
     1998-1L        6.06797%        0.9420517

C.   Principal Outstanding - June, 1998
     ----------------------------------


                        Principal       Principal        Principal       Principal
                     Outstanding,        Payments     Outstanding,         Paid on
     Series        Start of Month    During Month     End of Month    July 1, 1998
     -----------------------------------------------------------------------------
     1998-1A      $ 74,900,000.00   $        0.00  $ 74,900,000.00
     1998-1B        50,000,000.00            0.00    50,000,000.00
     1998-1C        50,000,000.00            0.00    50,000,000.00
     1998-1D        50,000,000.00            0.00    50,000,000.00
     1998-1E        50,000,000.00            0.00    50,000,000.00
     1998-1F:
      6-1-10        14,270,000.00            0.00    14,270,000.00
      6-1-20         9,785,000.00            0.00     9,785,000.00
     1998-1G        53,500,000.00            0.00    53,500,000.00
     1998-1H        54,000,000.00            0.00    54,000,000.00
     1998-1I       178,496,399.00    7,559,544.00   170,936,855.00   $5,074,938.50
     1998-1J       239,600,000.00            0.00   239,600,000.00            0.00
     1998-1K        33,215,000.00            0.00    33,215,000.00
     1998-1L        58,293,233.60    1,053,990.88    57,239,242.72      707,576.16
                ------------------------------------------------------------------
     Totals       $916,059,632.60   $8,613,534.88  $907,446,097.72   $5,782,514.66
                ==================================================================


D.   Accrued Interest Outstanding - June, 1998
     -----------------------------------------

                                                                                                            Net Loan Rate for
                          Accrued                                                                            Interest Periods
                         Interest        Interest        Interest    Accrued Interest            Interest      Starting Aug.,
                     Outstanding,         Accrued        Payments        Outstanding,          Rate As Of      1998, Based on
     Series        Start of Month    During Month    During Month        End of Month        End Of Month       June 30 Calc.
     ------------------------------------------------------------------------------------------------------------------------
     1998-1A        $  809,440.14   $  243,425.00   $  809,440.14       $  243,425.00            3.90000%
     1998-1B           535,347.22      160,277.77      535,347.22          160,277.77            3.85000%
     1998-1C           531,319.44      159,513.89      531,319.44          159,513.89            3.80000%
     1998-1D           536,944.44      162,083.33      536,944.44          162,083.33            3.85000%
     1998-1E           536,666.67      160,416.67      536,666.67          160,416.67            3.85000%
     1998-1F:
      6-1-10           235,455.00       58,863.75      235,455.00           58,863.75            4.95000%
      6-1-20           177,760.83       44,440.21      177,760.83           44,440.21            5.45000%
     1998-1G           108,961.67      250,112.50      234,686.67          124,387.50            5.58000%               6.68%
     1998-1H            50,670.00      253,590.00      236,460.00           67,800.00            5.65000%               6.68%
     1998-1I           892,451.01      826,528.13      892,451.01          826,528.13            5.80234%               6.68%
     1998-1J         1,208,274.51    1,168,517.22    1,208,274.51        1,168,517.22            5.85234%               6.68%
     1998-1K           620,013.33      155,003.33      620,013.33          155,003.33            5.60000%
     1998-1L           304,005.29      288,692.80      304,005.29          288,692.80            6.05234%               6.68%
                    -----------------------------------------------------------------
     Totals         $6,547,309.55   $3,931,464.60   $6,858,824.55       $3,619,949.60
                    =================================================================

E.   Noteholders' Carry-Over Amounts - June, 1998

                       Carry-Over                                      Carry-Over
                         Amounts,       Additions        Payments        Amounts,
     Series        Start of Month    During Month    During Month    End of Month
   ------------------------------------------------------------------------------
     1998-1G                $0.00           $0.00           $0.00           $0.00
     1998-1H                 0.00            0.00            0.00            0.00
     1998-1I                 0.00            0.00            0.00            0.00
     1998-1J                 0.00            0.00            0.00            0.00
     1998-1L                 0.00            0.00            0.00            0.00
                 ----------------------------------------------------------------
     Totals                 $0.00           $0.00           $0.00           $0.00
                 ================================================================

F.   Noteholders' Accrued Interest on Carry-Over Amounts - June, 1998

                          Accrued        Interest        Interest         Accrued
                        Interest,         Accrued        Payments       Interest,
     Series        Start of Month    During Month    During Month    End of Month
   ------------------------------------------------------------------------------
     1998-1G                $0.00           $0.00           $0.00           $0.00
     1998-1H                 0.00            0.00            0.00            0.00
     1998-1I                 0.00            0.00            0.00            0.00
     1998-1J                 0.00            0.00            0.00            0.00
     1998-1L                 0.00            0.00            0.00            0.00
                -----------------------------------------------------------------
     Totals                 $0.00           $0.00           $0.00           $0.00
                =================================================================

II.  Fund Information

A.   Reserve Fund - June, 1998

                                                       Tax Exempt           Taxable             Total
                                                -----------------------------------------------------
     Balance, Start of Month....................            $0.00    $18,480,000.00    $18,480,000.00
     Additions During Month.....................             0.00              0.00              0.00
     Withdrawals During Month...................             0.00              0.00              0.00
                                                -----------------------------------------------------
     Balance, End of Month......................            $0.00    $18,480,000.00    $18,480,000.00
                                                =====================================================

B.   Acquisition Fund (Unexpended Portion) - June, 1998

                                                           Tax Exempt           Taxable             Total
                                                    -----------------------------------------------------
     Balance, Start of Month........................  $222,084,652.96   $ 53,191,331.55   $275,275,984.51
     Withdrawals for Acquisition of Eligible Loans:
      Principal Acquired............................    (1,921,283.03)    (4,037,455.42)    (5,958,738.45)
      Premiums and Related Acquisition Costs........       (33,938.22)       (78,413.34)      (112,351.56)
                                                    -----------------------------------------------------
     Balance, End of Month..........................  $220,129,431.71   $ 49,075,462.79   $269,204,894.50
                                                    =====================================================

III. Student Loan Information

A.   Student Loan Principal Outstanding - June, 1998

                                                       Tax Exempt           Taxable             Total
                                                -----------------------------------------------------
     Balance, Start of Month....................  $106,034,911.56   $489,176,146.88   $595,211,058.44
     Loans Purchased / Originated...............     1,921,283.03      4,037,455.42      5,958,738.45
     Capitalized Interest.......................       545,927.67      1,221,265.19      1,767,192.86
     Less Principal Payments Received...........      (872,967.39)    (7,120,072.44)    (7,993,039.83)
     Other Increases (Decreases)................          (811.57)        (9,004.86)        (9,816.43)
                                                -----------------------------------------------------
     Balance, End of Month......................  $107,628,343.30   $487,305,790.19   $594,934,133.49
                                                =====================================================

B.   Composition of Student Loan Portfolio as of June 30, 1998

                                                                               Amount
                                                                    -----------------
     Aggregate Outstanding Principal Balance.......................   $594,934,133.49
     Number of Borrowers...........................................            89,342
     Average Outstanding Principal Balance Per Borrower............            $6,659
     Number of Loans (Promissory Notes)............................           268,268
     Average Outstanding Principal Balance Per Loan................            $2,218
     Repayment Status Loans:
      Weighted Average Remaining Term (Months).....................               103
      Weighted Average Payments Received (Months)..................                28
     Weighted Average Interest Rate................................             8.26%

C.   Distribution of Student Loan Portfolio by Loan Type as of June 30, 1998

                                                        Outstanding        Percent By
                                            Number        Principal       Outstanding
     Loan Type                            Of Loans          Balance           Balance
     --------------------------------------------------------------------------------
     Stafford - Subsidized...........      209,202  $368,858,458.80             62.0%
     Stafford - Unsubsidized.........       30,572    73,965,472.94             12.4%
     Stafford - Nonsubsidized........        3,162     4,924,728.58              0.8%
     PLUS............................       11,216    28,748,799.23              4.8%
     SLS.............................        6,546    16,875,868.34              2.8%
     Consolidation...................        7,570   101,560,805.60             17.1%
                                     ------------------------------------------------
     Total...........................      268,268  $594,934,133.49            100.0%
                                     ================================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of June 30, 1998

                                                         Outstanding       Percent By
                                             Number        Principal      Outstanding
     Interest Rate                         Of Loans          Balance          Balance
     --------------------------------------------------------------------------------
     Less Than 7.00%.................            77      $328,745.33             0.1%
     7.00% to 7.49%..................         8,697    13,403,934.55             2.3%
     7.50% to 7.99%..................        21,103    54,315,027.02             9.1%
     8.00% to 8.49%..................       207,644   413,264,873.15            69.5%
     8.50% to 8.99%..................        11,751    35,030,051.69             5.9%
     9.00% to 9.49%..................        18,868    77,365,764.67            13.0%
     9.50% or Greater................           128     1,225,737.08             0.2%
                                     ------------------------------------------------
     Total...........................       268,268  $594,934,133.49           100.0%
                                     ================================================


E.   Distribution of Student Loan Portfolio by School Type as of June 30, 1998
     -------------------------------------------------------------------------

                                                         Outstanding      Percent By
                                      Number               Principal     Outstanding
     School Type                    Of Loans                 Balance         Balance
     -------------------------------------------------------------------------------
     Under 4 Year................     44,711         $ 75,471,235.25            12.7%
     4 and 5 Year................    195,729          382,292,473.21            64.3%
     Proprietary.................     17,855           29,825,708.86             5.0%
     Consolidation...............      7,570          101,560,805.60            17.1%
     Other / Unknown.............      2,403            5,783,910.57             1.0%
                                  --------------------------------------------------
     Total.......................    268,268         $594,934,133.49           100.0%
                                  ==================================================


F.   Distribution of Student Loan Portfolio by Borrower Payment Status as of June 30, 1998
     -------------------------------------------------------------------------------------


                                                         Outstanding      Percent By
                                      Number               Principal     Outstanding
     Borrower Payment Status        Of Loans                 Balance         Balance
     -------------------------------------------------------------------------------
     School......................     16,866         $ 43,434,895.44             7.3%
     Grace.......................      4,813           11,503,679.22             1.9%
     Repayment...................    208,369          439,219,301.04            73.8%
     Deferment...................     24,017           62,989,731.39            10.6%
     Forbearance.................     11,625           32,954,186.41             5.5%
     Claims......................      2,578            4,832,339.99             0.8%
                                  --------------------------------------------------
     Total.......................    268,268         $594,934,133.49           100.0%
                                  ==================================================


G.   Distribution of Repayment Status Loans by Year of Repayment as of June 30, 1998
     -------------------------------------------------------------------------------


                                                         Outstanding      Percent By
                                      Number               Principal     Outstanding
     Year of Repayment              Of Loans                 Balance         Balance
     -------------------------------------------------------------------------------
     First Year..................     44,106         $130,753,118.14            29.8%
     Second Year.................     32,363           89,914,906.27            20.5%
     Third Year..................     32,594           82,412,638.47            18.8%
     Fourth Year and Greater.....     99,306          136,138,638.16            31.0%
                                  --------------------------------------------------
     Total.......................    208,369         $439,219,301.04           100.0%
                                  ==================================================



H.   Distribution of Repayment Status Loans by Remaining Term as of June 30, 1998
     ----------------------------------------------------------------------------

                                                         Outstanding      Percent By
                                      Number               Principal     Outstanding
     Remaining Term                 Of Loans                 Balance         Balance
     -------------------------------------------------------------------------------
     1 to 12 Months..............     13,616         $  3,382,088.47             0.8%
     13 to 24 Months.............     15,178            8,296,972.09             1.9%
     25 to 36 Months.............     16,468           13,957,189.26             3.2%
     37 to 48 Months.............     18,079           19,897,924.82             4.5%
     49 to 60 Months.............     18,065           24,573,135.81             5.6%
     61 to 72 Months.............     19,732           33,411,760.68             7.6%
     73 to 84 Months.............     16,601           34,229,784.23             7.8%
     85 to 96 Months.............     27,579           63,803,952.86            14.5%
     97 to 108 Months............     26,193           69,392,934.59            15.8%
     109 to 120 Months...........     31,620           94,354,160.54            21.5%
     121 to 180 Months...........      3,910           38,447,224.26             8.8%
     181 to 240 Months...........      1,129           27,465,983.25             6.3%
     241 to 300 Months...........        159            5,940,712.18             1.4%
     Over 300 Months.............         40            2,065,478.00             0.5%
                                  --------------------------------------------------
     Total.......................    208,369         $439,219,301.04           100.0%
                                  ==================================================

I. Distribution of Student Loan Portfolio by Delinquency Status as of June 30, 1998

                                                                             Percent by
                                                                        Outstanding Balance
                                                                     --------------------------
                                                                        Repayment,
                                                                        Deferment,
                                                      Outstanding    Forbearance &          All
                                     Number Of          Principal    Claims Status     Loans in
     Delinquency Status              Borrowers            Balance       Loans Only    Portfolio
     ------------------------------------------------------------------------------------------
     31 to 60 Days ...............       2,721    $ 16,681,188.04             3.1%         2.8%
     61 to 90 Days ...............       1,259       7,902,188.03             1.5%         1.3%
     91 to 120 Days ..............         717       4,339,940.28             0.8%         0.7%
     121 to 180 Days .............       1,021       6,607,203.54             1.2%         1.1%
     181 to 270 Days .............         497       2,907,186.27             0.5%         0.5%
     Over 270 Days ...............           2             757.71             0.0%         0.0%
     Claims Filed, Not Yet Paid ..         449       1,996,581.83             0.4%         0.3%
                                     ----------------------------------------------------------
     Total .......................       6,666    $ 40,435,045.70             7.5%         6.8%
                                     ==========================================================


J.  Distribution of Student Loan Portfolio by Guarantee Status as of June 30,
    1998

                                                   Outstanding     Percent By
                                     Number          Principal    Outstanding
    Guarantee Status               Of Loans            Balance        Balance
    -------------------------------------------------------------------------
    Guaranteed 100% ...........     149,916    $233,650,511.34          39.3%
    Guaranteed 98% ............     117,262     360,924,598.54          60.7%
    Unguaranteed ..............       1,090         359,023.61           0.1%
                                   ------------------------------------------
    Total .....................     268,268    $594,934,133.49         100.0%
                                   ==========================================

K.  Distribution of Student Loan Portfolio by Guarantee Agency as of June 30,
    1998


                                                   Outstanding     Percent By
                                     Number          Principal    Outstanding
    Guarantee Agency               Of Loans            Balance        Balance
    -------------------------------------------------------------------------
    EAC .......................     146,438    $373,033,442.86          62.7%
    PHEAA .....................     102,826     187,333,729.75          31.5%
    Other Guarantee Agencies ..      17,914      34,207,937.27           5.7%
    Unguaranteed ..............       1,090         359,023.61           0.1%
                                   ------------------------------------------
    Total .....................     268,268    $594,934,133.49         100.0%
                                   ==========================================


L.   Distribution of Student Loan Portfolio by Range of Principal Balance as of June 30, 1998

                                                       Outstanding       Percent By
                                           Number        Principal      Outstanding
     Principal Balance Range         Of Borrowers          Balance          Balance
     -------------------------------------------------------------------------------
     Less Than $1,000.............         10,056  $  5,133,848.80             0.9%
     $1,000 to $1,999..............        12,257    18,286,165.74             3.1%
     $2,000 to $2,999..............        12,874    32,199,630.29             5.4%
     $3,000 to $3,999..............         8,399    29,316,802.97             4.9%
     $4,000 to $4,999..............         7,040    31,548,634.26             5.3%
     $5,000 to $5,999..............         6,053    33,159,725.34             5.6%
     $6,000 to $6,999..............         4,718    30,443,860.38             5.1%
     $7,000 to $7,999..............         3,498    26,180,600.22             4.4%
     $8,000 to $8,999..............         3,042    25,827,139.25             4.3%
     $9,000 to $9,999..............         2,627    24,957,122.08             4.2%
     $10,000 to $10,999............         2,254    23,640,799.43             4.0%
     $11,000 to $11,999............         2,103    24,144,524.00             4.1%
     $12,000 to $12,999............         1,661    20,754,689.49             3.5%
     $13,000 to $13,999............         1,562    21,063,813.26             3.5%
     $14,000 to $14,999............         1,467    21,248,826.12             3.6%
     $15,000 or Greater............         9,731   227,027,951.86            38.2%
                                      ----------------------------------------------
     Total.........................        89,342  $594,934,133.49           100.0%
                                      ==============================================




M.   Distribution of Student Loan Portfolio by Borrowers' Address as of June 30, 1998
     (Based on Address as of July 1, 1998)

                                                        Outstanding      Percent By
                                           Number         Principal     Outstanding
     State of Borrowers' Address         Of Loans           Balance         Balance
     -------------------------------------------------------------------------------
     South Dakota................         112,318   $244,761,938.95           41.1%
     Minnesota...................          54,501    118,368,663.19           19.9%
     North Dakota................          24,000     50,025,304.28            8.4%
     Iowa........................           7,826     18,271,118.00            3.1%
     Nebraska....................           5,797     13,127,484.33            2.2%
     Colorado....................           5,312     11,910,271.55            2.0%
     Washington..................           4,594     10,059,970.08            1.7%
     California..................           4,281      9,785,943.97            1.6%
     Texas.......................           4,064      9,612,982.26            1.6%
     Oregon......................           4,072      8,555,164.66            1.4%
     Wisconsin...................           3,176      7,870,822.35            1.3%
     Alaska......................           2,456      7,014,089.21            1.2%
     Arizona.....................           3,155      6,955,862.23            1.2%
     Illinois....................           2,750      6,922,448.67            1.2%
     Others Less Than 1% Each....          29,966     71,692,069.76           12.1%
                                   -------------------------------------------------
     Total.......................         268,268   $594,934,133.49          100.0%
                                   =================================================


N.   Fees and Expenses Accrued For / Through June, 1998
     --------------------------------------------------

                                                         For The 4.4
                                                        Months Ended
                                     June, 1998        June 30, 1998
                                    --------------------------------
     Servicing Fees.............    $616,475.04      $  2,688,657.71
     Payroll Expenses...........    $  3,140.15            12,749.59
     Indenture Trustee Fees.....    $ 18,905.19            76,467.63
     Broker/Dealer Fees.........    $ 79,666.68           323,272.95
     Auction Agent Fees.........    $  7,966.68            35,053.37
     Other Permitted Expenses...    $      5.86               327.55
                                    --------------------------------
     Total......................    $726,159.60      $  3,136,528.80
                                    ================================



O.   Principal Write-Offs and Recoveries For / Through June, 1998
     ------------------------------------------------------------

                                                         For The 4.4
                                                        Months Ended
                                     June, 1998        June 30, 1998
                                    --------------------------------
     Principal Write-Offs:
      2% Losses on 98% Claims...    $  9,124.21         $  40,471.55
      Other Write-Offs..........    $  1,752.09            24,073.80
     Recoveries.................    $   (114.13)             (335.43)
                                    --------------------------------
     Net Write-Offs.............    $ 10,762.17         $  64,209.92
                                    ================================


P.   Ratio of Assets to Liabilities as of June 30, 1998
     --------------------------------------------------

                                                             Amount
                                                    ----------------
     Total Indenture Assets.....................    $918,097,876.64
     Total Indenture Liabilities................     913,116,129.50
                                                    ----------------
     Ratio......................................             100.55%
                                                    ================

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